Exhibit 10.40

AMENDMENT NO. 1

TO SUBLEASE AGREEMENT

This Amendment No. 1 to Sublease Agreement (this “Amendment”) is executed as of December 12, 2019, between DENBURY ONSHORE, LLC, a Delaware limited liability company (“Denbury”), and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Subtenant”).

RECITALS:

WHEREAS, Denbury and Subtenant have entered into a Sublease Agreement dated November 30, 2018 (the “Sublease”), pursuant to which Denbury is subleasing to Subtenant and Subtenant is subleasing from Denbury the Subleased Premises at 5320 Legacy Drive, Plano, Texas 75024-3105; and

WHEREAS, Denbury and Subtenant desire to amend the Sublease to extend the Term thereof, subject to the terms and conditions set forth in this Amendment.

AGREEMENTS:

For valuable consideration, whose receipt and sufficiency are acknowledged, Denbury and Subtenant agree as follows:

1.Capitalized Terms.  All capitalized terms used in this Amendment that are not defined herein shall have the meanings for such terms as set forth in the Sublease.

2.Amendments to Lease.  The Sublease is hereby amended, effective as of the date hereof, by deleting each reference to “April 30, 2021” in (a) Section 3.01(a) of the Sublease, (b) the table in Section 4.02 of the Sublease, and (c) the table in Section 4.03(a) of the Sublease, and inserting in lieu thereof a reference to “April 30, 2022” in each instance, it being the intention of Denbury and Subtenant to extend the initial Term of the Sublease such that it expires on April 30, 2022, rather than on April 30, 2021.

3.Renewal Options.  For the avoidance of doubt, Subtenant will continue to have the option to renew the Term of the Sublease for up to four (4) successive 3-month periods as more particularly set forth in Section 9.16 of the Sublease, so that, if Subtenant were to exercise all four such renewal options, the expiration of the Term would be extended to April 30, 2023.

4.No Further Modifications.  Except as otherwise set forth in this Amendment, the terms and conditions of the Sublease remain unchanged and in full force and effect.

5.Ratification. Subtenant hereby ratifies and confirms its obligations under the Sublease, and represents and warrants to Denbury that it has no defenses thereto.  Additionally, Subtenant further confirms and ratifies that, as of the date hereof and to Subtenant’s knowledge, Subtenant has no claims, counterclaims, set-offs or defenses against Denbury arising out of the Sublease or in any way relating thereto.  Denbury hereby ratifies and confirms its obligations under the Sublease, and represents and warrants to Subtenant that it has no defenses thereto.   Additionally, Denbury further confirms and ratifies that, as of the date hereof and to Denbury’s knowledge, Denbury has no claims, counterclaims, set-offs or defenses against Subtenant arising out of the Sublease.

6.Binding Effect; Governing Law. Except as modified hereby, the Sublease shall remain in full effect and this Amendment shall be binding upon Denbury and Subtenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Sublease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of Texas.

7.Authority.  Subtenant represents and warrants to Denbury that Subtenant has the full right and authority to enter into this Amendment, that each of the persons executing this Amendment on behalf of Subtenant is authorized to do so, and that this Amendment constitutes a valid and legally binding obligation of Subtenant, enforceable in accordance with its terms.  Denbury represents and warrants to Subtenant that Denbury has the full right and authority to enter into this Amendment, that each of the persons executing this Amendment on behalf of Denbury is authorized to do so, and this Amendment constitutes a valid and legally binding obligation of Denbury, enforceable in accordance with its terms.

8.Third Party Approval.  Denbury and Subtenant warrant and represent to the other that, to such party’s knowledge, there is no other party whose consent is required in order for this Amendment to be effective, except Denbury Resources Inc., as guarantor under the Master Lease, and Master Landlord.  The consent of Guarantor is evidenced by its signature on the signature page hereto.  The consent of Master Landlord is evidenced by its signature on the Consent of Master Landlord attached to this Amendment.

9.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document.  To facilitate execution of this Amendment, the parties hereto may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages.  Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBLEASE AGREEMENT]

Executed as of the date first written above.

DENBURY:	DENBURY ONSHORE, LLC, a Delaware
limited liability company

	By:	/s/ Jenny Cochran
	Name:	Jenny Cochran
	Title:	Senior Vice President

SUBTENANT:	REATA PHARMACEUTICALS, INC., a
Delaware corporation

	By:	/s/ Warren Huff
Warren Huff, Chief Executive Officer

CONSENT OF GUARANTOR:

Denbury Resources Inc., a Delaware corporation,

Guarantor of Denbury’s obligations under the

Master Lease, hereby joins this Amendment for

the sole purpose of acknowledging this Amendment

and evidencing its consent thereto.

DENBURY RESOURCES INC.,

a Delaware corporation

By:	/s/ Jenny Cochran
Name:	Jenny Cochran
Title:	Senior Vice President

CONSENT OF MASTER LANDLORD

Master Landlord executes this Amendment for the sole purpose of consenting to the amendment of the Sublease as provided in this Amendment.

TEXAS PLANO OFFICE, L.L.C., a Delaware limited liability company
By:	Transwestern Investment Management, L.L.C., a Delaware limited liability company, its Managing Member

By:	/s/ Paul Garancis
Name:	Paul Garancis
Title:	Vice President

4825-5634-6269, v. 2